                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                       OPPENHEIMER NEW YORK MUNICIPAL FUND

     This DECLARATION OF TRUST, made as of the 21st day of August,  1995, by and among the individuals  executing this Declaration of Trust as the Trustees,  and amended and restated this 15th day of August, 2002.

     WHEREAS,  the Trustees wish to establish a trust fund under the laws of the
Commonwealth  of  Massachusetts,  for the investment and  reinvestment  of funds contributed thereto;

     NOW,   THEREFORE,   the  Trustees  declare  that  all  money  and  property
contributed  to the trust fund  hereunder  shall be held and managed  under this
Declaration of Trust in trust as herein set forth below.

         ARTICLE FIRST - NAME
         -------------   ----

     This Trust  shall be known as  Oppenheimer  New York  Municipal  Fund.  The address of OppenheimerFunds, Inc. is 6803 South Tucson Way, Englewood, CO 80112.
The Registered Agent for Service is Massachusetts Mutual Life Insurance Company,
1295 State Street,  Springfield,  Massachusetts 01111, Attention:  Stephen Kuhn,
Esq.

         ARTICLE SECOND - DEFINITIONS
         --------------   -----------

Whenever used herein,  unless otherwise  required by the context or specifically provided:

     1. All terms used in this Declaration of Trust that are defined in the 1940
Act (defined below) shall have the meanings given to them in the 1940 Act.

     2. "1940 Act"  refers to the  Investment  Company Act of 1940 and the Rules and Regulations of the Commission thereunder, all as amended from time to time.

     3.  "Board" or "Board of  Trustees"  or the  "Trustees"  means the Board of
Trustees of the Trust.

     4. "By-Laws" means the By-Laws of the Trust as amended from time to time.

     5. "Class" means a class of a series of shares of the Trust established and designated under or in accordance with the provisions of Article FOURTH.

     6. "Commission" means the Securities and Exchange Commission.

     7. "Declaration of Trust" shall mean this Amended and Restated  Declaration of Trust as it may be amended or restated from time to time.

     8. "Majority Vote of  Shareholders"  shall mean, with respect to any matter on which the  Shares of the Trust or of a Series or Class  thereof,  as the case may be,  may be  voted,  the  "vote  of a  majority  of the  outstanding  voting securities"  (as  defined  in the 1940 Act or the rules and  regulations  of the
Commission thereunder) of the Trust or such Series or Class, as the case may be.

     9. "Net asset value" means, with respect to any Share of any Series, (i) in the case of a Share of a Series whose Shares are not divided into  Classes,  the quotient  obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities  belonging to that  Series) by the total number of Shares of that Series  outstanding,  and
(ii) in the case of a Share of a Class of Shares of a Series  whose  Shares  are divided into  Classes,  the  quotient  obtained by dividing the value of the net assets of that  Series  allocable  to such Class  (being the value of the assets belonging to that Series allocable to such Class less the liabilities  belonging to such  Class) by the total  number of Shares of such  Class  outstanding;  all determined  in accordance  with the methods and  procedures,  including  without limitation those with respect to rounding, established by the Trustees from time to time.

     10.  "Series"  refers to series  of  shares  of the Trust  established  and designated under or in accordance with the provisions of Article FOURTH.

     11. "Shareholder" means a record owner of Shares of the Trust.

     12.  "Shares" refers to the  transferable  units of interest into which the beneficial  interest  in the  Trust or any  Series or Class of the Trust (as the
context may require)  shall be divided from time to time and includes  fractions of Shares as well as whole Shares.

     13.  "Trust"  refers to the  Massachusetts  business  trust created by this
Declaration of Trust, as amended or restated from time to time.

     14.  "Trustees"  refers to the  individual  trustees  in their  capacity as trustees  hereunder of the Trust and their  successor or successors for the time being in office as such trustees.

         ARTICLE THIRD - PURPOSE OF TRUST
         -------------   ----------------

     The purpose or purposes  for which the Trust is formed and the  business or objects to be transacted, carried on and promoted by it are as follows:

     1. To hold,  invest or reinvest its funds,  and in connection  therewith to hold part or all of its funds in cash,  and to  purchase or  otherwise  acquire, hold for investment or otherwise,  sell, lend, pledge,  mortgage,  write options on,  lease,  sell short,  assign,  negotiate,  transfer,  exchange or  otherwise dispose  of  or  turn  to  account  or  realize  upon,  securities  (which  term
"securities"  shall for the  purposes  of this  Declaration  of  Trust,  without limitation of the generality thereof,  be deemed to include any stocks,  shares, bonds,  financial futures contracts,  indexes,  debentures,  notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing  rights  to  receive,  purchase  or  subscribe  for  the  same,  or evidencing  or  representing  any other rights or interests  therein,  or in any property or assets)  created or issued by any issuer (which term "issuer"  shall for the  purposes  of this  Declaration  of  Trust,  without  limitation  of the generality  thereof,  be deemed to include  any  persons,  firms,  associations, corporations,  syndicates, business trusts, partnerships,  investment companies, combinations,  organizations,  governments,  or  subdivisions  thereof)  and  in
financial   instruments   (whether   they  are   considered   as  securities  or
commodities); and to exercise, as owner or holder of any securities or financial instruments, all rights, powers and privileges in respect thereof; and to do any and all  acts and  things  for the  preservation,  protection,  improvement  and enhancement in value of any or all such securities or financial instruments.

     2. To borrow money and pledge assets in connection  with any of the objects or purposes of the Trust,  and to issue  notes or other  obligations  evidencing such  borrowings,  to the extent  permitted  by the 1940 Act and by the  Trust's fundamental investment policies under the 1940 Act.

     3. To issue and sell its Shares in such  Series and Classes and amounts and on such terms and  conditions,  for such purposes and for such amount or kind of
consideration   (including  without  limitation  thereto,   securities)  now  or
hereafter permitted by the laws of the Commonwealth of Massachusetts and by this
Declaration of Trust, as the Trustees may determine.

     4. To purchase or otherwise acquire,  hold,  dispose of, resell,  transfer, reissue,  redeem or cancel its Shares, or to classify or reclassify any unissued
Shares or any Shares  previously  issued and  reacquired  of any Series or Class into one or more Series or Classes that may have been established and designated from time to time,  all without the vote or consent of the  Shareholders  of the
Trust,  in any  manner  and to the extent  now or  hereafter  permitted  by this
Declaration of Trust.

     5. To conduct its  business in all its  branches at one or more  offices in
New York,  Colorado and elsewhere in any part of the world,  without restriction or limit as to extent.

     6. To  carry  out  all or any of the  foregoing  objects  and  purposes  as principal  or  agent,  and  alone or with  associates  or to the  extent  now or hereafter  permitted  by the laws of  Massachusetts,  as a member  of, or as the owner or holder of any securities or other  instruments of, or share of interest in, any issuer, and in connection  therewith or make or enter into such deeds or contracts  with any issuers and to do such acts and things and to exercise  such powers, as a natural person could lawfully make, enter into, do or exercise.

     7. To do any and all such  further  acts and things and to exercise any and all such further powers as may be necessary,  incidental,  relative,  conducive, appropriate or desirable for the  accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

     The foregoing  objects and purposes  shall,  except as otherwise  expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other  Article of this  Declaration of Trust,  and shall each be regarded as independent  and construed as powers as well as objects and purposes, and the enumeration of specific purposes,  objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general  powers of the Trust now or hereafter  conferred by the laws of the Commonwealth of Massachusetts nor shall the expression of one thing be deemed to  exclude  another,  though it be of a similar  or  dissimilar nature, not expressed;  provided, however, that the Trust shall not carry on any business, or exercise any powers, in any state,  territory,  district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

         ARTICLE FOURTH - SHARES
         --------------   ------

     1. The beneficial  interest in the Trust shall be divided into Shares,  all with $.001 par value per share,  but the Trustees  shall have the authority from time to time,  without  obtaining  shareholder  approval,  to create one or more
Series  of  Shares  in  addition  to the  Series  specifically  established  and designated  in part 3 of this  Article  FOURTH,  and to divide the shares of any
Series into two or more Classes  pursuant to part 2 of this Article FOURTH,  all as they deem necessary or desirable,  to establish and designate such Series and
Classes, and to fix and determine the relative rights and preferences as between the  different  Series of Shares or  Classes as to right of  redemption  and the price,  terms and manner of redemption,  liabilities and expenses to be borne by any Series or Class,  special  and  relative  rights as to  dividends  and other
distributions   and  on  liquidation,   sinking  or  purchase  fund  provisions,
conversion on liquidation,  conversion  rights,  and conditions  under which the several  Series or Classes  shall  have  individual  voting  rights or no voting rights.  Except as  established  by the Trustees  with respect to such Series or
Classes,  pursuant  to the  provisions  of this  Article  FOURTH,  and except as otherwise  provided herein,  all Shares of the different Series and Classes of a
Series, if any, shall be identical.

     (a) The number of authorized Shares and the number of Shares of each Series and each Class of a Series that may be issued is unlimited, and the Trustees may issue Shares of any Series or Class of any Series for such  consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up),  or may reduce the number of issued Shares of a Series or
Class in proportion to the relative net asset value of the Shares of such Series or Class, all without action or approval of the Shareholders. All Shares when so issued  on the  terms  determined  by the  Trustees  shall  be  fully  paid  and non-assessable.  The Trustees may classify or reclassify any unissued  Shares or any Shares  previously  issued  and  reacquired  of any Series  into one or more
Series or Classes of Series that may be established  and designated from time to time.  The  Trustees  may hold as  treasury  Shares  (of the same or some  other
Series), reissue for such consideration and on such terms as they may determine, or cancel,  at their discretion from time to time, any Shares  reacquired by the
Trust.

     (b) The  establishment  and  designation  of any Series or any Class of any
Series in addition to that  established and designated in part 3 of this Article
FOURTH  shall be  effective  upon either (i) the  execution by a majority of the
Trustees of an instrument  setting forth such  establishment and designation and the relative rights and preferences of such Series or such Class of such Series, whether  directly in such instrument or by reference to, or approval of, another document that sets forth such relative  rights and  preferences of the Series or any  Class  of  any  Series  including,  without  limitation,  any  registration statement of the Trust,  (ii) upon the  execution of an instrument in writing by an officer of the Trust  pursuant to the vote of a majority of the Trustees,  or
(iii) as otherwise  provided in either such  instrument.  At any time that there are  no  Shares  outstanding  of  any  particular  Series  or  Class  previously established  and  designated,  the Trustees may by an  instrument  executed by a majority of their  number or by an officer of the Trust  pursuant to a vote of a majority of the Trustees abolish that Series or Class and the  establishment and designation  thereof.  Each instrument referred to in this paragraph shall be an amendment  to this  Declaration  of Trust,  and the  Trustees  may make any such amendment without shareholder approval.

     (c) Any Trustee,  officer or other agent of the Trust, and any organization in which any such person is  interested  may acquire,  own,  hold and dispose of
Shares of any Series or Class of any  Series of the Trust to the same  extent as if such person were not a Trustee,  officer or other agent of the Trust; and the
Trust may issue and sell or cause to be issued and sold and may purchase  Shares of any  Series  or  Class  of any  Series  from  any  such  person  or any  such organization  subject  only to the general  limitations,  restrictions  or other provisions  applicable to the sale or purchase of Shares of such Series or Class generally.

     2. (a) Classes.  The Trustees shall have the exclusive  authority from time
            -------
to time,  without obtaining  shareholder  approval,  to divide the Shares of any
Series into two or more  Classes as they deem  necessary  or  desirable,  and to establish and  designate  such  Classes.  In such event,  each Class of a Series shall  represent  interests in the designated  Series of the Trust and have such voting,  dividend,  liquidation  and  other  rights  as may be  established  and designated  by the  Trustees.  Expenses  and  liabilities  related  directly  or indirectly  to the  Shares  of a Class of a Series  may be borne  solely by such
Class (as shall be determined by the Trustees)  and, as provided in this Article
FOURTH. The bearing of expenses and liabilities solely by a Class of Shares of a
Series  shall  be  appropriately  reflected  (in the  manner  determined  by the
Trustees) in the net asset value,  dividend and liquidation rights of the Shares of such Class of a Series.  The  division of the Shares of a Series into Classes and the terms and  conditions  pursuant  to which the Shares of the Classes of a
Series will be issued must be made in compliance  with the 1940 Act. No division of Shares of a Series into  Classes  shall  result in the creation of a Class of
Shares having a preference as to dividends or  distributions  or a preference in the event of any  liquidation,  termination  or winding up of the Trust,  to the extent such a preference  is  prohibited by Section 18 of the 1940 Act as to the
Trust.  The  fact  that a Series  shall  have  initially  been  established  and designated  without any specific  establishment or designation of Classes (i.e., that all  Shares of such  Series are  initially  of a single  Class),  or that a
Series shall have more than one  established  and  designated  Class,  shall not limit the authority of the Trustees to establish and designate separate Classes, or one or more  additional  Classes,  of said  Series  without  approval  of the holders of the initial Class thereof,  or previously  established and designated
Class or  Classes  thereof.  (b) Class  Differences.  The  relative  rights  and preferences  of the  Classes of any Series may differ in such other  respects as the Trustees may determine to be appropriate in their sole discretion,  provided that  such  differences  are  set  forth  in  the  instrument  establishing  and designating  such  Classes and  executed by a majority of the Trustees (or by an instrument  executed by an officer of the Trust pursuant to a vote of a majority of the Trustees).

     The relative  rights and  preferences  of each Class of Shares shall be the same in all  respects  except  that,  and unless and until the Board of Trustees shall  determine  otherwise:  (i) when a vote of  Shareholders is required under this  Declaration  of Trust or when a meeting of  Shareholders  is called by the
Board of Trustees,  the Shares of a Class shall vote exclusively on matters that affect that Class only;  (ii) the  expenses and  liabilities  related to a Class shall be borne solely by such Class (as  determined  and allocated to such Class by the Trustees from time to time in a manner  consistent  with parts 2 and 3 of this Article FOURTH); and (iii) pursuant to part 10 of Article NINTH, the Shares of each Class shall have such other rights and preferences as are set forth from time to time in the then  effective  prospectus  and/or  statement of additional information relating to the Shares. Dividends and distributions on each Class of
Shares may differ from the dividends and  distributions on any other such Class, and the net asset  value of each Class of Shares  may differ  from the net asset value of any other such Class.

     3. Without  limiting the authority of the Trustees set forth in parts 1 and
2 of this  Article  FOURTH to  establish  and  designate  any further  Series or
Classes of Series, the Trustees hereby establish one Series of Shares having the same name as the Trust,  and said Shares  shall be divided  into three  Classes, which  shall be  designated  Class A, Class B, and Class C. In  addition  to the rights and  preferences  described in parts 1 and 2 of this Article  FOURTH with respect to Series and Classes,  the Series and Classes  established hereby shall have the  relative  rights  and  preferences  described  in this  part 3 of this
Article FOURTH.  The Shares of any Series or Class that may from time to time be established and designated by the Trustees shall (unless the Trustees  otherwise determine with respect to some Series or Classes at the time of establishing and designating the same) have the following relative rights and preferences:

     (a) Assets Belonging to Series or Class. All consideration  received by the
         ------ --------- -- ------ -- -----
Trust  for the  issue or sale of  Shares  of a  particular  Series  or any Class thereof,  together  with all assets in which such  consideration  is invested or reinvested,  all income, earnings,  profits, and proceeds thereof, including any proceeds derived from the sale,  exchange or liquidation of such assets, and any funds or payments  derived from any  reinvestment  of such  proceeds in whatever form  the same may be,  shall  irrevocably  belong  to that  Series  (and may be allocated to any Classes  thereof) for all purposes,  subject only to the rights of  creditors,  and shall be so recorded upon the books of account of the Trust.
Such consideration,  assets,  income,  earnings,  profits, and proceeds thereof, including any proceeds  derived from the sale,  exchange or  liquidation of such assets,  and any  funds  or  payments  derived  from  any  reinvestment  of such proceeds,  in whatever  form the same may be,  together  with any General  Items allocated  to that  Series as  provided in the  following  sentence,  are herein referred to as "assets  belonging  to" that Series.  In the event that there are any assets, income, earnings,  profits, and proceeds thereof, funds, or payments which  are not  readily  identifiable  as  belonging  to any  particular  Series
(collectively  "General Items"),  the Trustees shall allocate such General Items to and among any one or more of the Series  established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and  equitable;  and any General Items so allocated to a particular  Series shall belong to that Series (and be allocable to any Classes thereof). Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series (and any Classes  thereof) for all  purposes.  No  Shareholder  or former  Shareholder of any Series or Class shall have a claim on or any right to any assets allocated or belonging to any other Series or Class.

     (b) (1) Liabilities Belonging to Series. The liabilities,  expenses, costs,
             ----------- --------- -- -------
charges and reserves  attributable to each Series shall be charged and allocated to the assets  belonging to each  particular  Series.  Any general  liabilities, expenses, costs, charges and reserves of the Trust which are not identifiable as belonging  to any  particular  Series  shall be  allocated  and  charged  by the
Trustees to and among any one or more of the Series  established  and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable.  The liabilities,  expenses,  costs, charges and reserves  allocated and so charged to each Series are herein  referred to as
"liabilities   belonging  to"  that  Series.  Each  allocation  of  liabilities, expenses,  costs,  charges and reserves by the Trustees  shall be conclusive and binding upon the shareholders of all Series for all purposes.

     (2) Liabilities Belonging to a Class. If a Series is divided into more than
         ----------- --------- -- - ------
one Class, the liabilities,  expenses,  costs, charges and reserves attributable to a  Class  shall  be  charged  and  allocated  to  the  Class  to  which  such liabilities,  expenses, costs, charges or reserves are attributable. Any general liabilities,  expenses, costs, charges or reserves belonging to the Series which are not identifiable as belonging to any particular Class shall be allocated and charged by the Trustees to and among any one or more of the Classes  established and  designated  from  time  to time in such  manner  and on such  basis  as the
Trustees in their sole  discretion  deem fair and  equitable.  The  liabilities, expenses, costs, charges and reserves allocated and so charged to each Class are herein referred to as "liabilities  belonging to" that Class. Each allocation of liabilities,  expenses,  costs,  charges and reserves by the  Trustees  shall be conclusive and binding upon the holders of all Classes for all purposes.

     (c) Dividends. Dividends and distributions on Shares of a particular Series
         ---------
or Class may be paid to the holders of Shares of that Series or Class, with such frequency  as the  Trustees  may  determine,  which  may be daily  or  otherwise pursuant to a standing  resolution or resolutions adopted only once or with such frequency as the Trustees may determine,  from such of the income, capital gains accrued or realized,  and capital and surplus, from the assets belonging to that
Series, or in the case of a Class,  belonging to such Series and being allocable to such Class,  as the Trustees may  determine,  after  providing for actual and accrued  liabilities  belonging  to such  Series or  Class.  All  dividends  and distributions on Shares of a particular Series or Class shall be distributed pro rata to the  Shareholders of such Series or Class in proportion to the number of
Shares of such Series or Class held by such Shareholders at the date and time of record  established for the payment of such dividends or  distributions,  except that in connection  with any dividend or  distribution  program or procedure the
Trustees  may  determine  that no dividend or  distribution  shall be payable on
Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times  established by the Trustees under such program or procedure.  Such  dividends and  distributions  may be made in cash or Shares of that Series or Class or a  combination  thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election  by each  Shareholder  of the mode of the  making of such  dividend  or distribution  to that  Shareholder.  Any such dividend or  distribution  paid in
Shares will be paid at the net asset value  thereof as  determined in accordance with part 13 of Article SEVENTH. Notwithstanding anything in this Declaration of
Trust to the  contrary,  the Trustees  may at any time declare and  distribute a dividend  of stock or  other  property  pro rata  among  the  Shareholders  of a particular  Series or Class at the date and time of record  established  for the payment of such dividends or distributions.

     (d)  Liquidation.  In the event of the  liquidation  or  dissolution of the
          -----------
Trust or any Series or Class thereof,  the  Shareholders  of each Series and all
Classes of each Series that have been  established  and designated and are being liquidated  and  dissolved  shall be entitled to receive,  as a Series or Class, when and as declared by the Trustees, the excess of the assets belonging to that
Series or, in the case of a Class,  belonging  to that Series and  allocable  to that Class,  over the  liabilities  belonging to that Series or Class.  Upon the liquidation  or dissolution of the Trust or any Series or Class pursuant to this part 3(d) of this Article  FOURTH the  Trustees  shall make  provisions  for the payment of all outstanding obligations, taxes and other liabilities,  accrued or contingent, of the Trust or that Series or Class. The assets so distributable to the Shareholders of any particular  Class and Series shall be distributed  among such  Shareholders in proportion to the relative net asset value of such Shares.
The  liquidation of the Trust or any  particular  Series or Class thereof may be authorized  at any time by vote of a  majority  of the  Trustees  or  instrument executed by a majority of their  number then in office,  provided  the  Trustees find that it is in the best interest of the Shareholders of such Series or Class or as  otherwise  provided  in  this  Declaration  of  Trust  or the  instrument establishing  such Series or Class. The Trustees shall provide written notice to affected  shareholders  of a termination  effected  under this part 3(d) of this
Article FOURTH.

     (e)  Transfer.  All  Shares of each  particular  Series  or Class  shall be
          --------
transferable,  but transfers of Shares of a particular  Class and Series will be recorded on the Share transfer records of the Trust applicable to such Series or
Class of that Series,  as kept by the Trust or by any transfer or similar agent, as the case may be, only at such times as  Shareholders  shall have the right to require the Trust to redeem Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

     (f) Equality.  Except as provided  herein or in the instrument  designating
         --------
and establishing any Series or Class, all Shares of a particular Series or Class shall represent an equal proportionate  interest in the assets belonging to that
Series,  or in the case of a Class,  belonging  to that Series and  allocable to that Class, (subject to the liabilities belonging to that Series or that Class), and each Share of any  particular  Series or Class  shall be equal to each other
Share of that Series or Class;  but the  provisions of this  sentence  shall not restrict any distinctions  permissible  under this Article FOURTH that may exist with respect to Shares of the  different  Classes of a Series.  The Trustees may from time to time divide or combine the Shares of any particular Class or Series into a greater or lesser number of Shares of that Class or Series  provided that such  division  or  combination  does not  change the  proportionate  beneficial interest in the assets belonging to that Series or allocable to that Class or in any way affect the rights of Shares of any other Class or Series.

     (g)  Fractions.  Any fractional  Share of any Class or Series,  if any such
          ---------
fractional Share is outstanding,  shall carry proportionately all the rights and obligations  of a whole Share of that Class and Series,  including  those rights and obligations with respect to voting,  receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

     (h) Conversion  Rights.  Subject to compliance with the requirements of the
         ----------  -------
1940 Act, the Trustees  shall have the  authority to provide that (i) holders of
Shares of any Series shall have the right to exchange said Shares into Shares of one or more other  Series of Shares,  (ii)  holders of shares of any Class shall have the right to exchange  said Shares into Shares of one or more other Classes of the same or a different  Series,  and/or (iii) the Trust shall have the right to carry out  exchanges of the aforesaid  kind, in each case in accordance  with such requirements and procedures as may be established by the Trustees.

     (i)  Ownership of Shares.  The ownership of Shares shall be recorded on the
          --------- -- -------
books of the Trust or of a transfer or similar agent for the Trust,  which books shall be maintained  separately for the Shares of each Class and Series that has been established and designated.  No  certification  certifying the ownership of
Shares need be issued except as the Trustees may otherwise  determine  from time to time. The Trustees may make such rules as they consider  appropriate  for the issuance of Share certificates, the use of facsimile signatures, the transfer of
Shares and similar  matters.  The record books of the Trust as kept by the Trust or any transfer or similar agent,  as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares of each Class and Series held from time to time by each such Shareholder.

     (j)  Investments in the Trust.  The Trustees may accept  investments in the
          ----------- -- --- ------
Trust  from  such  persons  and on such  terms and for such  consideration,  not inconsistent  with the  provisions  of the 1940  Act,  as they from time to time authorize or determine.  Such investments may be in the form of cash, securities or other property in which the appropriate Series is authorized to invest,  hold or own,  valued as  provided  in part 13,  Article  SEVENTH.  The  Trustees  may authorize any distributor,  principal underwriter,  custodian, transfer agent or other person to accept orders for the purchase or sale of Shares that conform to such  authorized  terms and to reject  any  purchase  or sale  orders for Shares whether or not conforming to such authorized terms.

         ARTICLE FIFTH - SHAREHOLDERS' VOTING POWERS AND MEETINGS
         -------------   ----------------------------------------

     The following  provisions  are hereby adopted with respect to voting Shares of the Trust and certain other rights:

     1. The Shareholders  shall have the power to vote only (a) for the election of Trustees when that issue is submitted to Shareholders, or removal of Trustees to the  extent  and as  provided  in  Article  SIXTH,  (b) with  respect  to the amendment of this Declaration of Trust to the extent and as provided in part 12,
Article  NINTH,  (c) with respect to  transactions  with respect to the Trust, a
Series or Class as provided in part 4(a),  Article NINTH, (d) to the same extent as the shareholders of a Massachusetts  business  corporation,  as to whether or not a court  action,  proceeding  or  claim  should  be  brought  or  maintained derivatively  or as a class  action on behalf of the Trust any Series,  Class or the Shareholders, (e) with respect to those matters relating to the Trust as may be required by the 1940 Act or required by law, by this Declaration of Trust, or the By-Laws of the Trust or any  registration  statement of the Trust filed with the Commission or any State, or as the Trustees may consider desirable,  and (f)
with  respect  to any  other  matter  as to which the  Trustees,  in their  sole discretion, shall submit to the Shareholders.

     2. The Trust will not hold shareholder meetings unless required by the 1940
Act, the provisions of this  Declaration of Trust, or any other  applicable law.
The Trustees may call a meeting of shareholders from time to time.

     3. As to each matter submitted to a vote of Shareholders,  each Shareholder shall  be  entitled  to one vote for each  whole  Share  and to a  proportionate fractional vote for each fractional Share standing in such Shareholder's name on the books of the Trust  irrespective  of the Series thereof or the Class thereof and all Shares of all Series and Classes  shall vote together as a single Class;
provided,  however,  that (i) as to any matter with  respect to which a separate vote of one or more Series or Classes thereof is required by the 1940 Act or the provisions of the writing establishing and designating the Series or Class, such requirements  as to a separate  vote by such Series or Class thereof shall apply in lieu of all Shares of all Series and  Classes  thereof  voting  together as a single Class;  and (ii) as to any matter which affects only the interests of one or more particular Series or Classes thereof,  only the holders of Shares of the one or more affected  Series or Classes  thereof shall be entitled to vote,  and each such Series or Class shall vote as a separate Class. All Shares of a Series shall have identical voting rights,  and all Shares of a Class of a Series shall have identical voting rights. Shares may be voted in person or by proxy. Proxies may be given by or on behalf of a  Shareholder  orally or in writing or pursuant to any computerized, telephonic, or mechanical data gathering process.

     4. Except as required by the 1940 Act or other applicable law, the presence in person or by proxy of  one-third  of the Shares  entitled  to vote shall be a quorum for the  transaction of business at a  Shareholders'  meeting,  provided, however, that if any action to be taken by the Shareholders of a Series or Class requires  an  affirmative  vote of a majority,  or more than a majority,  of the
Shares  outstanding  and  entitled to vote,  then with respect to voting on that particular issue the presence in person or by proxy of the holders of a majority of the  Shares  outstanding  and  entitled  to  vote  at  such a  meeting  shall constitute a quorum for the  transaction of business with respect to such issue.
Any number less than a quorum shall be sufficient  for  adjournments.  If at any meeting  of the  Shareholders  there  shall be less than a quorum  present  with respect to a  particular  issue to be voted on, such  meeting may be  adjourned, without  further  notice,  with  respect to such issue from time to time until a quorum shall be present  with  respect to such issue,  but voting may take place with  respect  to  issues  for  which  a  quorum  is  present.  Any  meeting  of
Shareholders,  whether or not a quorum is present, may be adjourned with respect to any one or more items of business for any lawful  purpose,  provided  that no meeting  shall be  adjourned  for more than six  months  beyond  the  originally scheduled  date.  Any  adjourned  session  or  sessions  may be  held,  within a reasonable time after the date for the original meeting without the necessity of further notice. A majority of the Shares voted at a meeting at which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a  different  vote is required  by any  provision  of the 1940 Act or other applicable law or by this Declaration of Trust or By-Laws.

     5. Each Shareholder, upon request to the Trust in proper form determined by the Trust,  shall be entitled to require the Trust to redeem from the net assets of that  Series all or part of the Shares of such  Series and Class  standing in the name of such Shareholder.  The method of computing such net asset value, the time at which such net asset value shall be computed  and the time within  which the Trust  shall make  payment  therefor,  shall be  determined  as  hereinafter provided in Article SEVENTH of this  Declaration of Trust.  Notwithstanding  the foregoing,  the Trustees,  when  permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

     6. No  Shareholder  shall,  as such  holder,  have any right to purchase or subscribe  for any  Shares of the Trust  which it may issue or sell,  other than such right, if any, as the Trustees, in their discretion, may determine.

     7. All persons who shall  acquire  Shares shall acquire the same subject to the provisions of the Declaration of Trust.

     8. Cumulative voting for the election of Trustees shall not be allowed.

         ARTICLE SIXTH - THE TRUSTEES
         -------------   ------------

     1. The persons who shall act as Trustees  until their  successors  are duly chosen and qualify are the trustees  executing this  Declaration of Trust or any counterpart  thereof.  However,  the  By-Laws of the Trust may fix the number of
Trustees at a number  greater or lesser than the number of initial  Trustees and may  authorize  the Trustees to increase or decrease the number of Trustees,  to fill any  vacancies  on the Board which may occur for any reason  including  any vacancies  created by any such  increase in the number of  Trustees,  to set and alter the terms of office of the  Trustees  and to lengthen or lessen  their own terms of  office or make  their  terms of office  of  indefinite  duration,  all subject  to the 1940 Act,  as  amended  from time to time,  and to this  Article
SIXTH.  Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

     2. A Trustee at any time may be  removed  either  with or without  cause by resolution duly adopted by the affirmative  vote of the holders of two-thirds of the  outstanding  Shares,  present  in  person  or by  proxy at any  meeting  of
Shareholders  called  for such  purpose;  such a meeting  shall be called by the
Trustees  when  requested in writing to do so by the record  holders of not less than ten per centum of the outstanding  Shares. A Trustee may also be removed by the Board of Trustees, as provided in the By-Laws of the Trust.

     3. The Trustees  shall make  available a list of names and addresses of all
Shareholders as recorded on the books of the Trust,  upon receipt of the request in writing signed by not less than ten Shareholders  (who have been shareholders for at least six months) holding in the aggregate  shares of the Trust valued at not less  than  $25,000  at  current  offering  price  (as  defined  in the then effective Prospectus and/or Statement of Additional  Information relating to the
Shares  under  the  Securities  Act of 1933,  as  amended  from time to time) or holding  not less than 1% in amount of the  entire  amount of Shares  issued and outstanding;  such request must state that such Shareholders wish to communicate with other  Shareholders with a view to obtaining  signatures to a request for a meeting  to  take  action  pursuant  to  part 2 of  this  Article  SIXTH  and be accompanied by a form of communication to the Shareholders. The Trustees may, in their  discretion,  satisfy their  obligation under this part 3 by either making available the Shareholder list to such  Shareholders at the principal offices of the Trust,  or at the  offices of the Trust's  transfer  agent,  during  regular business hours, or by mailing a copy of such  communication and form of request, at the expense of such requesting Shareholders,  to all other Shareholders,  and the Trustees may also take such other action as may be permitted  under  Section
16(c) of the 1940 Act.

         ARTICLE SEVENTH - POWERS OF TRUSTEES
         ---------------   ------------------

     The following  provisions  are hereby  adopted for the purpose of defining, limiting  and  regulating  the  powers  of  the  Trust,  the  Trustees  and  the
Shareholders.

     1. As soon  as any  Trustee  is duly  elected  by the  Shareholders  or the
Trustees and shall have accepted this Trust,  the Trust estate shall vest in the new Trustee or Trustees,  together  with the  continuing  Trustees,  without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

     2. The death, declination,  resignation, retirement, removal, or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the
Trust or any  Series  but the Trust  shall  continue  in full  force and  effect pursuant to the terms of this Declaration of Trust.

     3. The assets of the Trust shall be held separate and apart from any assets now or  hereafter  held in any capacity  other than as Trustee  hereunder by the
Trustees or any successor Trustees.  All of the assets of the Trust shall at all times be considered as vested in the Trustees.  No Shareholder  shall have, as a holder of  beneficial  interest  in the  Trust,  any  authority,  power or right whatsoever to transact  business for or on behalf of the Trust,  or on behalf of the Trustees,  in connection with the property or assets of the Trust, or in any part thereof.

     4. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and  authority to do any and all acts and to make and execute,  and to authorize the officers and agents of the Trust to make and execute,  any and all contracts and  instruments  that they may consider  necessary or appropriate in connection with the management of the Trust.  Except as otherwise provided herein or in the
1940 Act,  the  Trustees  shall not in any way be bound or limited by present or future  laws or  customs  in regard to Trust  investments,  but shall  have full authority  and  power  to make  any and all  investments  which  they,  in their uncontrolled  discretion and to the same extent as if the Trustees were the sole owners of the assets of the Trust and the  business  in their own  right,  shall deem proper to accomplish  the purpose of this Trust.  Subject to any applicable limitation in this  Declaration of Trust or by the By-Laws of the Trust,  and in
addition to the powers otherwise  granted herein,  the Trustees shall have power and authority:

     (a) to adopt  By-Laws  not  inconsistent  with  this  Declaration  of Trust providing  for the conduct of the business of the Trust,  including  meetings of the  Shareholders  and  Trustees,  and other related  matters,  and to amend and repeal  them  to  the  extent  that  they  do  not  reserve  that  right  to the
Shareholders;

     (b) to elect and remove  such  officers  and  appoint  and  terminate  such officers as they consider  appropriate with or without cause, and to appoint and terminate  agents and consultants and hire and terminate  employees,  any one or more of the  foregoing  of  whom  may be a  Trustee,  and  may  provide  for the compensation  of all of the  foregoing;  to appoint and designate from among the
Trustees  or  other  qualified  persons  such  committees  as the  Trustees  may determine  and to  terminate  any such  committee  and remove any member of such committee;

     (c) to employ as  custodian  of any assets of the Trust one or more  banks, trust companies,  companies that are members of a national securities  exchange, or any other entity  qualified and eligible to act as a custodian under the 1940
Act, as  modified by or  interpreted  by any  applicable  order or orders of the
Commission or any rules or regulations  adopted or interpretive  releases of the
Commission  thereunder,  subject to any conditions set forth in this Declaration of Trust or in the By-Laws,  and may authorize  such  depository or custodian to employ subcustodians or agents;

     (d) to retain one or more transfer agents and shareholder servicing agents, or both,  and may authorize such transfer  agents or servicing  agents to employ sub-agents;

     (e) to provide for the  distribution  of Shares either  through a principal underwriter or the Trust itself or both or otherwise;

     (f) to set record  dates by  resolution  of the  Trustees  or in the manner provided for in the By-Laws of the Trust;

     (g) to delegate such  authority as they consider  desirable to any officers of the Trust and to any investment advisor,  manager,  custodian or underwriter, or other agent or independent contractor;

     (h) to vote or give  assent,  or  exercise  any rights of  ownership,  with respect to stock or other securities or property held in Trust hereunder; and to execute and deliver  powers of attorney to or  otherwise  authorize  by standing policies  adopted by the Trustees,  such person or persons as the Trustees shall deem proper,  granting to such person or persons such power and discretion  with relation to securities or property as the Trustees shall deem proper;

     (i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities held in trust hereunder;

     (j) to hold any  security or property in a form not  indicating  any trust, whether in bearer, unregistered or other negotiable form, either in its own name or in the  name  of a  custodian,  subcustodian  or a  nominee  or  nominees  or otherwise;

     (k) to  consent  to or  participate  in any  plan  for the  reorganization, consolidation or merger of any corporation or concern,  any security of which is held in the Trust; to consent to any contract,  lease,  mortgage,  purchase,  or sale  of  property  by  such  corporation  or  concern,  and  to  pay  calls  or subscriptions with respect to any security or instrument held in the Trust;

     (l) to join with other  holders of any  security  or  instrument  in acting through a  committee,  depositary,  voting  trustee  or  otherwise,  and in that connection to deposit any security or instrument  with, or transfer any security to, any such  committee,  depositary  or  trustee,  and to delegate to them such power and authority  with relation to any security  (whether or not so deposited or transferred)  as the Trustees shall deem proper,  and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

     (m) to sue or be sued in the name of the Trust;

     (n) to  compromise,  arbitrate,  or otherwise  adjust claims in favor of or against the Trust or any matter in  controversy  including,  but not limited to, claims for taxes; (o) to make, by resolutions  adopted by the Trustees or in the manner provided in the By-Laws,  distributions of income and of capital gains to
Shareholders;

     (p) to borrow money and to pledge,  mortgage or  hypothecate  the assets of the Trust or any part thereof,  to the extent and in the manner permitted by the
1940 Act;

     (q) to enter into investment advisory or management  contracts,  subject to the  1940  Act,  with  any  one  or  more  corporations,  partnerships,  trusts, associations or other persons;

     (r) to make loans of cash and/or securities or other assets of the Trust;

     (s) to change  the name of the Trust or any Class or Series of the Trust as they consider appropriate without prior shareholder approval;

     (t) to establish  officers' and Trustees' fees or compensation  and fees or compensation  for  committees  of the  Trustees  to be paid by the Trust or each
Series thereof in such manner and amount as the Trustees may determine;

     (u) to invest all or any portion of the  Trust's  assets in any one or more registered  investment  companies,  including investment by means of transfer of such assets in exchange for an interest or interests in such investment  company or investment companies or by any other means approved by the Trustees;

     (v) to determine  whether a minimum  and/or  maximum  value should apply to accounts  holding  shares,  to fix such values and establish  the  procedures to cause the involuntary  redemption of accounts that do not satisfy such criteria;
and

     (w) to enter into joint ventures,  general or limited  partnerships and any other combinations or associations;

     (x) to endorse or guarantee  the payment of any notes or other  obligations of any person; to make contracts of guaranty or suretyship,  or otherwise assume liability for payment thereof;

     (y) to purchase and pay for entirely out of Trust  property such  insurance and/or bonding as they may deem necessary or appropriate  for the conduct of the business, including, without limitation,  insurance policies insuring the assets of the Trust  and  payment  of  distributions  and  principal  on its  portfolio
investments,  and  insurance  policies  insuring  the  Shareholders,   Trustees,
officers,   employees,  agents,  consultants,   investment  advisors,  managers,
administrators,    distributors,    principal   underwriters,   or   independent
contractors,  or any thereof (or any person connected  therewith),  of the Trust individually  against  all claims and  liabilities  of every  nature  arising by reason of  holding,  being or having  held any such  office or  position,  or by reason of any action alleged to have been taken or omitted by any such person in any such capacity,  including any action taken or omitted that may be determined to  constitute  negligence,  whether  or not the Trust  would  have the power to indemnify such person against such liability;

     (z) to pay pensions  for faithful  service,  as deemed  appropriate  by the
Trustees, and to adopt, establish and carry out pension,  profit-sharing,  share bonus,  share  purchase,  savings,  thrift and other  retirement,  incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and  annuity  contracts  as a means  of  providing  such  retirement  and  other benefits, for any or all of the Trustees,  officers, employees and agents of the
Trust;

     (aa) to adopt on behalf  of the Trust or any  Series  with  respect  to any
Class thereof a plan of distribution and related  agreements thereto pursuant to the terms of Rule 12b-1 of the 1940 Act and to make  payments from the assets of the Trust or the relevant Series pursuant to said Rule 12b-1 Plan;

     (bb) to operate as and carry on the business of an  investment  company and to exercise  all the powers  necessary  and  appropriate  to the conduct of such operations;

     (cc) to issue, sell, repurchase,  redeem,  retire,  cancel,  acquire, hold, resell,  reissue,  dispose of, and otherwise deal in Shares and,  subject to the provisions set forth in Article  FOURTH and part 4, Article  FIFTH,  to apply to any such  repurchase,  redemption,  retirement,  cancellation  or acquisition of
Shares any funds or  property  of the  Trust,  or the  particular  Series of the
Trust, with respect to which such Shares are issued;

     (dd) in  general  to carry on any  other  business  in  connection  with or incidental to any of the foregoing powers, to do everything necessary,  suitable or proper for the  accomplishment of any purpose or the attainment of any object or the  furtherance  of any power  hereinbefore  set forth,  either  alone or in association  with  others,  and to do every  other  act or thing  incidental  or appurtenant  to or growing out of or connected  with the  aforesaid  business or purposes, objects or powers.

     The foregoing clauses shall be construed both as objectives and powers, and the  foregoing  enumeration  of  specific  powers  shall not be held to limit or restrict in any manner the general powers of the Trustees.  Any action by one or more of the  Trustees  in their  capacity as such  hereunder  shall be deemed an action on behalf of the Trust or the  applicable  Series and not an action in an individual capacity.

     5. No one dealing with the Trustees  shall be under any  obligation to make any  inquiry  concerning  the  authority  of  the  Trustees,  or to  see  to the application of any payments made or property transferred to the Trustees or upon their order.

     6. (a) The Trustees shall have no power to bind any Shareholder  personally or to  call  upon  any  Shareholder  for the  payment  of any  sum of  money  or assessment  whatsoever  other  than  such  as the  Shareholder  may at any  time personally agree to pay by way of subscription to any Shares or otherwise.  This paragraph shall not limit the right of the Trustees to assert claims against any shareholder  based upon the acts or  omissions  of such  shareholder  or for any other reason.

     (b) Whenever this  Declaration  of Trust calls for or permits any action to be taken by the  Trustees  hereunder,  such action  shall mean that taken by the
Board of Trustees  by vote of the  majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

     (c) The Trustees  shall  possess and  exercise any and all such  additional powers as are reasonably implied from the powers herein contained such as may be necessary  or  convenient  in the conduct of any business or  enterprise  of the
Trust,  to do and  perform  anything  necessary,  suitable,  or  proper  for the accomplishment  of any of the purposes,  or the attainment of any one or more of the objects,  herein enumerated,  or which shall at any time appear conducive to or expedient for the  protection or benefit of the Trust,  and to do and perform all other acts and things  necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees. Without limiting the generality of the foregoing,  except as otherwise provided herein or in the 1940
Act, the Trustees  shall not in any way be bound or limited by present or future laws or customs in regard to trust  investments,  but shall have full  authority and power to make any and all investments that they, in their discretion,  shall deem proper to accomplish the purpose of this Trust.

     (d) The Trustees shall have the power, to the extent not inconsistent  with the 1940 Act, to determine conclusively whether any moneys, securities, or other properties of the Trust are, for the purposes of this Trust, to be considered as capital or income and in what  manner any  expenses or  disbursements  are to be borne as  between  capital  and  income  whether  or not in the  absence of this provision  such moneys,  securities,  or other  properties  would be regarded as capital or income  and  whether or not in the  absence  of this  provision  such expenses or disbursements would ordinarily be charged to capital or to income.

     7. The  By-Laws of the Trust may  divide  the  Trustees  into  classes  and prescribe the tenure of office of the several  classes,  but no class of Trustee shall be elected for a period  shorter  than that from the time of the  election following  the  division  into  classes  until the next  meeting of Trustees and thereafter for a period shorter than the interval  between  meetings of Trustees or for a period  longer than five years,  and the term of office of at least one class shall expire each year.

     8. The  Shareholders  shall,  for any  lawful  purpose,  have the  right to inspect the  records,  documents,  accounts  and books of the Trust,  subject to reasonable regulations of the Trustees, not contrary to Massachusetts law, as to whether  and to what  extent,  and at what  times and  places,  and  under  what conditions and regulations, such right shall be exercised.

     9. Any officer elected or appointed by the Trustees or by the  Shareholders or otherwise, may be removed at any time, with or without cause.

     10. The Trustees shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Massachusetts,  to keep the books of the Trust outside of said  Commonwealth  at such places as may from time to time be designated by them.  Action may be taken by the Trustees without a meeting by unanimous  written  consent or by  telephone  or similar  method of communication.

     11.  Securities  held by the Trust  shall be voted in person or by proxy by the President or a  Vice-President,  or such officer or officers of the Trust or such other  agent of the Trust as the  Trustees  shall  designate  or  otherwise authorize by standing policies adopted by the Trustees for the purpose,  or by a proxy or proxies thereunto duly authorized by the Trustees.

     12. (a) Subject to the provisions of the 1940 Act, any Trustee,  officer or employee,  individually,  or any  partnership  of which any Trustee,  officer or employee  may be a  member,  or any  corporation  or  association  of which  any
Trustee,  officer or employee  may be an officer,  partner,  director,  trustee, employee or stockholder,  or otherwise may have an interest,  may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated;  provided that in such case a Trustee,  officer or employee or a  partnership,  corporation  or  association of which a Trustee, officer  or  employee  is a member,  officer,  director,  trustee,  employee  or stockholder  is so  interested,  such fact shall be disclosed or shall have been known to the Trustees including those Trustees who are not so interested and who are neither  "interested" nor "affiliated" persons as those terms are defined in the 1940 Act, or a majority  thereof;  and any Trustee who is so interested,  or who is also a director,  officer,  partner,  trustee, employee or stockholder of such other  corporation or a member of such partnership or association  which is so interested,  may be counted in  determining  the existence of a quorum at any meeting of the Trustees which shall  authorize any such contract or transaction, and may vote thereat to authorize  any such contract or  transaction,  with like force and effect as if he were not so interested.

     (b) Specifically,  but without  limitation of the foregoing,  the Trust may enter into a management or investment advisory contract or underwriting contract and other  contracts  with,  and may  otherwise do business  with any manager or investment  advisor for the Trust and/or principal  underwriter of the Shares of the Trust or any  subsidiary  or  affiliate  of any such  manager or  investment advisor and/or principal underwriter and may permit any such firm or corporation to enter  into  any  contracts  or other  arrangements  with any  other  firm or corporation relating to the Trust notwithstanding that the Trustees of the Trust may be composed in part of  partners,  directors,  officers or  employees of any such firm or  corporation,  and officers of the Trust may have been or may be or
become  partners,   directors,  officers  or  employees  of  any  such  firm  or corporation,  and in the  absence  of  fraud  the  Trust  and any  such  firm or corporation may deal freely with each other, and no such contract or transaction between the Trust and any such firm or  corporation  shall be  invalidated or in any way  affected  thereby,  nor shall any  Trustee  or  officer of the Trust be liable to the Trust or to any  Shareholder  or creditor  thereof or to any other person for any loss incurred by it or him solely because of the existence of any such contract or  transaction;  provided  that nothing  herein shall protect any director or officer of the Trust  against any  liability  to the trust or to its security  holders  to which he would  otherwise  be subject by reason of willful misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties involved in the conduct of his office.

     (c) As used in this  paragraph the following  terms shall have the meanings set forth below:

     (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust,  any present or former Trustee,  partner,  Director or
officer  of  another  trust,  partnership,   corporation  or  association  whose
securities  are or were  owned by the  Trust or of which  the  Trust is or was a creditor and who served or serves in such  capacity at the request of the Trust, and the heirs, executors,  administrators,  successors and assigns of any of the foregoing;  however,  whenever  conduct by an  indemnitee  is  referred  to, the conduct shall be that of the original  indemnitee  rather than that of the heir, executor, administrator, successor or assignee;

     (ii) the term "covered  proceeding"  shall mean any threatened,  pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative,  to which an  indemnitee is or was a party or is threatened to be made a  party  by  reason  of the  fact  or  facts  under  which  he or it is an indemnitee as defined above;

     (iii) the term  "disabling  conduct"  shall mean willful  misfeasance,  bad faith,  gross  negligence  or reckless  disregard of the duties  involved in the conduct of the office in question;

     (iv) the term "covered expenses" shall mean expenses (including  attorney's fees),  judgments,  fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

     (v) the term  "adjudication  of  liability"  shall mean,  as to any covered proceeding  and  as to  any  indemnitee,  an  adverse  determination  as to  the indemnitee whether by judgment, order, settlement,  conviction or upon a plea of nolo contendere or its equivalent.

     (d) The Trust shall not indemnify any indemnitee  for any covered  expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.

     (e) Except as set forth in paragraph (d) above,  the Trust shall  indemnify any indemnitee for covered  expenses in any covered  proceeding,  whether or not
there  is  an   adjudication   of   liability  as  to  such   indemnitee,   such
indemnification  by the  Trust  to be to the  fullest  extent  now or  hereafter permitted  by any  applicable  law  unless the  By-laws  limit or  restrict  the indemnification  to which any indemnitee may be entitled.  The Board of Trustees may adopt by-law provisions to implement subparagraphs (c), (d) and (e) hereof.

     (f) Nothing  herein shall be deemed to affect the right of the Trust and/or any  indemnitee  to  acquire  and  pay  for any  insurance  covering  any or all indemnities  to the extent  permitted by  applicable  law or to affect any other indemnification  rights to which any  indemnitee  may be  entitled to the extent permitted by applicable law. Such rights to indemnification shall not, except as otherwise provided by law, be deemed exclusive of any other rights to which such indemnitee may be entitled under any statute, By-Law, contract or otherwise.

     13. The Trustees are empowered, in their absolute discretion,  to establish the bases or times,  or both, for  determining  the net asset value per Share of any  Class and  Series  in  accordance  with the 1940 Act and to  authorize  the voluntary purchase by any Class and Series, either directly or through an agent, of Shares of any Class and Series  upon such terms and  conditions  and for such consideration  as the Trustees shall deem advisable in accordance  with the 1940
Act.

     14.  Payment  of the net asset  value  per  Share of any  Class and  Series properly  surrendered  to it for  redemption  shall be made by the Trust  within seven days, or as specified in any applicable law or regulation, after tender of such stock or request for redemption to the Trust for such purpose together with any additional documentation that may be reasonably required by the Trust or its transfer  agent to evidence the  authority of the tenderor to make such request, plus any period of time  during  which the right of the holders of the shares of such Class of that  Series to require  the Trust to redeem  such shares has been suspended. Any such payment may be made in portfolio securities of such Class of that  Series  and/or in cash,  as the  Trustees  shall  deem  advisable,  and no
Shareholder  shall have a right,  other than as determined  by the Trustees,  to have Shares redeemed in kind.

     15. The Trust shall have the right,  at any time,  without  prior notice to the  Shareholder  to redeem Shares of the Class and Series held by a Shareholder held in any account  registered in the name of such  Shareholder for its current net  asset  value,  for any  reason,  including,  but not  limited  to,  (i) the determination  that such redemption is necessary to reimburse either that Series or Class of the Trust or the distributor  (i.e.,  principal  underwriter) of the
Shares  for any loss  either  has  sustained  by reason of the  failure  of such
Shareholder  to make timely and good payment for Shares  purchased or subscribed
for  by  such  Shareholder,   regardless  of  whether  such  Shareholder  was  a
Shareholder at the time of such purchase or subscription,  (ii) the failure of a
Shareholder  to supply a tax  identification  number if required to do so, (iii)
the failure of a  Shareholder  to pay when due for the purchase of Shares issued to him and subject to and upon such terms and  conditions  as the  Trustees  may from time to time prescribe,  (iv) pursuant to authorization by a Shareholder to pay fees or make other payments to one or more third parties, including, without limitation,  any affiliate of the investment  advisor of the Trust or any Series thereof,  or (v) if the  aggregate  net  asset  value  of  all  Shares  of  such
Shareholder  (taken at cost or  value,  as  determined  by the  Board)  has been reduced below an amount  established  by the Board of Trustees from time to time as the minimum amount required to be maintained by Shareholders.

         ARTICLE EIGHTH - LICENSE
         --------------   -------

     The name "Oppenheimer"  included in the name of the Trust and of any Series
shall  be  used  pursuant  to  a   royalty-free,   non-exclusive   license  from
OppenheimerFunds,  Inc.  ("OFI"),  incidental  to and as part of any one or more advisory,  management or supervisory  contracts which may be entered into by the
Trust with OFI.  Such  license  shall  allow OFI to inspect  and  subject to the control of the Board of  Trustees  to control the nature and quality of services offered by the Trust under such name.  The license may be terminated by OFI upon termination  of such advisory,  management or  supervisory  contracts or without cause upon 60 days'  written  notice,  in which case  neither  the Trust nor any
Series or Class shall have any further  right to use the name  "Oppenheimer"  in its name or  otherwise  and the Trust,  the  Shareholders  and its  officers and
Trustees shall promptly take whatever action may be necessary to change its name and the names of any Series or Classes accordingly.

         ARTICLE NINTH - MISCELLANEOUS:
         -------------   -------------

     1. In case  any  Shareholder  or  former  Shareholder  shall  be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason,  the  Shareholder or former Shareholder (or the Shareholders' heirs, executors,  administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general  successor) shall be entitled out of the Trust estate to be held harmless from and  indemnified  against all loss and expense  arising from such liability.  The Trust shall,  upon request by the Shareholder,  assume the  defense of any such  claim  made  against  any  Shareholder  for any act or obligation of the Trust and satisfy any judgment thereon.

     2. It is hereby expressly declared that a trust is created hereby and not a partnership, joint stock association,  corporation,  bailment, or any other form of a legal  relationship  other than a trust, as  contemplated in  Massachusetts
General Laws Chapter 182. No individual  Trustee  hereunder shall have any power to bind the Trust unless so authorized by the  Trustees,  or to personally  bind the Trust's officers or any Shareholder.  All persons extending credit to, doing business  with,  contracting  with or having or asserting  any claim against the
Trust or the Trustees  shall look only to the assets of the  appropriate  Series for payment under any such credit,  transaction,  contract or claim; and neither the  Shareholders  nor the  Trustees,  nor any of their  agents,  whether  past, present  or  future,  shall  be  personally  liable  therefor;  notice  of  such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument  entered into or executed by Trust or the  Trustees.  There is hereby expressly  disclaimed  Shareholder  and  Trustee  liability  for  the  acts  and obligations of the Trust.  Nothing in this  Declaration of Trust shall protect a
Trustee or officer  against any liability to which such Trustee or officer would otherwise  be  subject  by reason  of  willful  misfeasance,  bad  faith,  gross negligence  or reckless  disregard of the duties  involved in the conduct of the office of Trustee or of such officer hereunder.

     3. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable  care under the  circumstances  then  prevailing, shall be binding upon everyone  interested.  Subject to the provisions of part 2 of this Article  NINTH,  the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing,  (a) Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant,  advisor,  administrator,  distributor or principal underwriter,  custodian or transfer, dividend disbursing,  Shareholder servicing or accounting  agent of the Trust,  nor shall any Trustee be responsible for the act or  omission  of any other  Trustee;  (b) the  Trustees  may take  advice of counsel or other  experts  with  respect to the meaning and  operations  of this
Declaration of Trust, applicable laws, contracts,  obligations,  transactions or any other  business the Trust may enter into,  and subject to the  provisions of part 2 of this  Article  NINTH,  shall  be  under  no  liability  for any act or omission in  accordance  with such advice or for failing to follow such  advice;
and (c) in discharging  their duties,  the Trustees,  when acting in good faith, shall be  entitled  to rely  upon the  books of  account  of the  Trust and upon written  reports  made to the  Trustees by any officer  appointed  by them,  any independent  public  accountant,  and (with respect to the subject matter of the contract involved) any officer,  partner or responsible  employee of a party who has been  appointed  by the  Trustees or with whom the Trust has entered  into a contract pursuant to Article SEVENTH. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     4. This Trust shall continue without  limitation of time but subject to the provisions of sub-sections (a) and (b) of this part 4.

Subject to applicable Federal and State law, and except as otherwise provided in part 5 of this Article  NINTH,  the  Trustees,  with the  Majority  Vote of
     Shareholders  of an  affected  Series or Class,  may sell and convey all or substantially  all the assets of that  Series or Class  (which  sale may be subject to the  retention  of assets for the  payment  of  liabilities  and expenses  and  may be in the  form  of a  statutory  merger  to the  extent permitted  by  applicable  law) to another  issuer or to another  Series or
     Class of the Trust for a consideration  which may be or include  securities of such  issuer or may  merge or  consolidate  with any other  corporation, association,  trust, or other  organization or may sell, lease, or exchange all or a portion  of the Trust  property  or Trust  property  allocated  or belonging to such Series or Class,  upon such terms and  conditions and for such  consideration  when and as authorized by such vote. Such transactions may be effected  through  share-for-share  exchanges,  transfers or sale of assets, shareholder in-kind redemptions and purchases,  exchange offers, or any other method  approved by the Trustees.  Upon making  provision for the payment of  liabilities,  by assumption  by such issuer or  otherwise,  the
     Trustees shall  distribute the remaining  proceeds among the holders of the outstanding Shares of the Series or Class, the assets of which have been so transferred, in proportion to the relative net asset value of such Shares.

     (b) Upon completion of the  distribution  of the remaining  proceeds or the remaining  assets as provided in sub-section (a) hereof or pursuant to part 3(d)
of Article  FOURTH,  as applicable,  the Series the assets of which have been so transferred  shall  terminate,  and if all the  assets of the Trust have been so transferred,  the Trust shall  terminate and the Trustees shall be discharged of any and all further  liabilities and duties  hereunder and the right,  title and interest of all parties shall be canceled and discharged.

     5.  Subject to  applicable  Federal and state law, the Trustees may without the  vote or  consent  of  Shareholders  cause  to be  organized  or  assist  in organizing one or more  corporations,  trusts,  partnerships,  limited liability
companies,   associations,  or  other  organization,   under  the  laws  of  any
jurisdiction,  to take over all or a portion of the Trust  property  or all or a portion of the Trust property  allocated or belonging to such Series or Class or to carry on any business in which the Trust shall  directly or  indirectly  have any interest,  and to sell,  convey and transfer the Trust property or the Trust property allocated or belonging to such Series or Class to any such corporation, trust, limited liability company,  partnership,  association, or organization in exchange for the shares or securities  thereof or  otherwise,  and to lend money to, subscribe for the shares or securities of, and enter into any contracts with
any  such  corporation,   trust,   partnership,   limited   liability   company,
association, or organization or any corporation,  partnership, limited liability company, trust,  association,  or organization in which the Trust or such Series or Class holds or is about to acquire shares or any other  interest.  Subject to applicable  Federal  and state  law,  the  Trustees  may also  cause a merger or consolidation  between the Trust or any successor thereto or any Series or Class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization.  Nothing contained herein shall be construed as requiring  approval of shareholders for the Trustees to organize or assist in organizing one or more  corporations,  trusts,  partnerships,  limited liability companies,  associations,  or other  organizations  and selling,  conveying,  or transferring  the Trust  property  or a portion  of the Trust  property  to such organization  or entities;  provided,  however,  that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this part 5, Article  NINTH,  the Trust or any Series or Class thereof sells, conveys,  or  transfers  all or a  substantial  portion of its assets to another entity or merges or consolidates  with another entity.  Such transactions may be
effected  through  share-for-share  exchanges,   transfer  or  sale  of  assets,
shareholder  in-kind  redemptions and purchases,  exchange offers,  or any other approved by the Trustees.

     6.  The  original  or a  copy  of  this  instrument  and of  each  restated
declaration  of trust or  instrument  supplemental  hereto  shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each  supplemental  or restated  declaration of trust shall be filed with the Secretary of the  Commonwealth of  Massachusetts,  as well as any other  governmental  office where such filing may from time to time be required.
Anyone  dealing  with the Trust may rely on a  certificate  by an officer of the
Trust as to whether or not any such  supplemental  or restated  declarations  of trust  have  been  made and as to any  matters  in  connection  with  the  Trust hereunder,  and, with the same effect as if it were the original,  may rely on a copy certified by an officer of the Trust to be a copy of this  instrument or of any such supplemental or restated declaration of trust. In this instrument or in any such  supplemental  or restated  declaration  of trust,  references  to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed  to  refer  to  this  instrument  as  amended  or  affected  by any  such supplemental or restated  declaration of trust.  This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

     7. The Trust set forth in this  instrument  is  created  under and is to be governed  by  and  construed  and  administered  according  to the  laws  of the
Commonwealth of Massachusetts.  The Trust shall be of the type commonly called a
Massachusetts  business trust, and without limiting the provisions  hereof,  the
Trust may exercise all powers which are ordinarily exercised by such a trust.

     8. In the event that any person advances the organizational expenses of the
Trust,  such  advances  shall become an  obligation of the Trust subject to such terms and  conditions  as may be fixed by, and on a date fixed by, or determined with criteria  fixed by the Board of Trustees,  to be amortized over a period or periods to be fixed by the Board.

     9. Whenever any action is taken under this  Declaration of Trust  including action which is required or  permitted  by the 1940 Act or any other  applicable law, such action shall be deemed to have been  properly  taken if such action is in accordance with the construction of the 1940 Act or such other applicable law then  in  effect  as  expressed  in "no  action"  letters  of the  staff  of the
Commission or any release,  rule,  regulation or order under the 1940 Act or any decision of a court of competent  jurisdiction,  notwithstanding that any of the foregoing  shall later be found to be invalid or otherwise  reversed or modified by any of the foregoing.

     10.  Any  action  which may be taken by the Board of  Trustees  under  this
Declaration of Trust or its By-Laws may be taken by the  description  thereof in the  then  effective  prospectus  and/or  statement  of  additional  information relating  to the  Shares  under  the  Securities  Act of  1933  or in any  proxy statement of the Trust rather than by formal resolution of the Board.

     11.  Whenever  under this  Declaration  of Trust,  the Board of Trustees is permitted  or required to place a value on assets of the Trust,  such action may be  delegated  by the Board,  and/or  determined  in  accordance  with a formula determined by the Board, to the extent permitted by the 1940 Act.

     12. The Trustee may, without the vote or consent of the Shareholders, amend or otherwise supplement this Declaration of Trust by executing or authorizing an officer of the Trust to execute on their behalf a Restated  Declaration of Trust or a Declaration of Trust  supplemental  hereto,  which  thereafter shall form a part

     hereof,  provided,  however, that none of the following amendments shall be effective  unless also  approved  by a Majority  Vote of  Shareholders:  (i) any amendment to parts 1, 3 and 4, Article  FIFTH;  (ii) any  amendment to this part
12,  Article NINTH;  (iii) any amendment to part 1, Article NINTH;  and (iv) any amendment to part 4(a),  Article  NINTH that would  change the voting  rights of
Shareholders  contained  therein.  Any amendment required to be submitted to the
Shareholders that, as the Trustees  determine,  shall affect the Shareholders of any Series or Class shall,  with respect to the Series or Class so affected,  be authorized  by vote of the  Shareholders  of that Series or Class and no vote of
Shareholders  of a Series or Class not affected by the amendment with respect to that Series or Class shall be required.  Notwithstanding  anything  else herein, any  amendment  to  Article  NINTH,  part  1  shall  not  limit  the  rights  to indemnification or insurance provided therein with respect to action or omission or indemnities or Shareholder indemnities prior to such amendment.

     13. The  captions  used herein are intended  for  convenience  of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Agreement.  As used herein,  the singular shall include the plural,  the masculine gender shall include the feminine and neuter, and the neuter  gender shall  include the  masculine  and  feminine,  unless the context otherwise requires.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 15th day of August, 2002.

                             SIGNATURE LINES OMITTED